OPPENHEIMER PRINCIPAL PROTECTED
MAIN STREET FUND II®

Supplement dated July 8, 2009 to the
Prospectus dated December 29, 2008

This supplement amends the Prospectus of Oppenheimer Principal Protected Main Street Fund II (the “Fund”) dated December 29, 2008 and is in addition to the Prospectus supplement dated February 24, 2009, as follows:

1. Effective June 30, 2009, Main Place Funding, LLC has replaced Merrill Lynch Bank USA as the “Warranty Provider,” as that term is used in the Prospectus. The term “Warranty Agreement” as used in this supplement has the same meaning as that term is used in the Prospectus.

2. The last three paragraphs in the section titled “Overview” are deleted in their entirety and are replaced by the following:

The Warranty Provider is a limited liability company organized under Delaware law. The Warranty Provider’s principal business is to enter into financial warranty agreements in favor of third parties for a fee. The Warranty Provider operates under the laws of the State of Delaware, and is not regulated by the Securities and Exchange Commission. The Warranty Provider is an affiliate of Merrill Lynch Bank USA, the former Warranty Provider, and a separately incorporated division of Bank of America N.A. (“BANA”). Bank of America Corporation (the “Guarantor”), the Warranty Provider’s ultimate parent company and parent company of BANA, has issued a guarantee of the performance of Warranty Provider’s obligations under the Warranty Agreement (the “Guarantee”). Warranty Provider has not participated in the organization of the Fund and makes no representation regarding the advisability of an investment in the Fund. Further information about the Warranty Provider can be found in the Statement of Additional Information.

Shareholders could lose money by investing in this Fund. A shareholder’s Warranty Amount will be reduced, as more fully described in this prospectus, if the shareholder takes any dividends or distributions in cash instead of reinvesting them in additional shares of the Fund, redeems any shares before the Maturity Date, if the Fund incurs Extraordinary Expenses, or if the Fund or the Manager fails to perform certain obligations under the Warranty Agreement (in which case the Warranty Provider may have the right to terminate the Financial Warranty). Moreover, shareholders could lose money if the Warranty Provider fails or is unable to meet its obligations under the Warranty Agreement, and the Guarantor fails or is unable to meet its obligations under the Guarantee.

During the Post-Warranty Period, prior to February 24, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund® (referred to as the “Underlying Fund”). Under the terms of the Warranty Formula, between 0% to 100% of the Fund’s assets were allocated to the equity portfolio. Effective February 24, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements is eliminated.

3. The first and second paragraphs in the section titled “Risks Associated with the Financial Warranty” are deleted in their entirety and are replaced by the following:

     The Fund has entered into the Warranty Agreement with the Warranty Provider to try to make sure that on the Maturity Date shareholders will be able to redeem their shares of the Fund at their Warranty Amount. The Financial Warranty is solely the obligation of the Warranty Provider, as guaranteed by Guarantor. It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate it would be unable to satisfy its obligations under the Guarantee. As described above, shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.

4. The first paragraph in the section titled “Risk of Default” is deleted in its entirety and is replaced by the following:

A shareholder’s ability to receive the Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. The Warranty Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would have no recourse against the Warranty Provider in the event it defaults on its obligation to the Fund. Since the Financial Warranty is solely an obligation of the Warranty Provider, as guaranteed by the Guarantor, an investment in the Fund involves a risk of loss if the Warranty Provider and the Guarantor are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, to the Fund. In the event of an act of insolvency by the Warranty Provider and the Guarantor, the Fund’s board of trustees (the “Board”) could take a variety of actions including replacing the Financial Warranty. However, the Board is under no obligation to replace the Financial Warranty or otherwise find a substitute provider of principal protection. In each of the above circumstances, shareholders could suffer a loss of principal. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. The Warranty Provider may, under certain conditions, assign its obligations under the Warranty Agreement to an affiliate, provided the Warranty Provider’s parent company guarantees the obligations of the affiliate. The Warranty Provider may assign its obligations under the Warranty Agreement to a non-affiliate only if the Board and the Manager have consented to such assignment. There is a risk that the substitute Warranty Provider may not have the financial resources to fulfill its obligations under the Warranty Agreement.

5. The third paragraph from the end of the section titled “The Warranty Agreement and the Financial Warranty” is deleted in its entirety and is replaced by the following:

A shareholder’s ability to receive his or her Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. If the Warranty Provider and Guarantor become insolvent or their credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such event, the Board could take a variety of actions, including replacing the Financial Warranty or liquidating the Fund. In such circumstances, shareholders could suffer a loss of principal. The Board is under no obligation to replace the Financial Warranty. If it does so, the fee charged by any replacement warranty provider may be higher or lower than the fee charged by the Warranty Provider. If the Board were to determine that liquidation of the Fund during the Warranty Period is in the shareholders’ best interests, the Warranty Agreement would automatically terminate upon such liquidation and the Warranty Provider would have no obligations to make a payment to the Fund. In that event neither the Manager nor any other person would be liable to make a payment to the Fund to provide shareholders with their Warranty Amount. Upon liquidation, shareholders would receive the then-current net asset value of their Fund account, which may be less than the Warranty Amount they would have received on the Maturity Date.

6. All references to the Warranty Provider’s financial condition or insolvency shall be deemed to also include the financial condition or insolvency of the Guarantor, and all references to the Warranty Provider’s inability to perform its obligations under the Warranty Agreement shall be deemed to also include the inability of the Guarantor to perform its obligations under the Guarantee.

July 8, 2009                                                                                  PS0711.007

OPPENHEIMER PRINCIPAL PROTECTED
MAIN STREET FUND II®

Supplement dated July 8, 2009 to the
Statement of Additional Information dated December 29, 2008

This supplement amends the Statement of Additional Information of the Fund dated December 29, 2008, as revised on May 7, 2009, as follows:

1. Effective June 30, 2009, Main Place Funding, LLC has replaced Merrill Lynch Bank USA as the “Warranty Provider,” as that term is used in the Statement of Additional Information, financial statements and notes thereto. The term “Warranty Agreement” as used in this supplement has the same meaning as that term is used in the Statement of Additional Information.

2. The third paragraph in the section titled “The Fund’s Investment Policies” is deleted in its entirety and is replaced by the following:

Main Place Funding, LLC (“Main Place” or the “Warranty Provider”) is a limited liability company organized under Delaware law. The Warranty Provider’s principal business is to enter into financial warranty agreements in favor of third parties for a fee. The Warranty Provider operates under the laws of the State of Delaware, and is not regulated by the Securities and Exchange Commission. The Warranty Provider is an affiliate of Merrill Lynch Bank USA, the former Warranty Provider, and a separately incorporated division of Bank of America N.A. (“BANA”). Bank of America Corporation (the “Guarantor”), the Warranty Provider’s ultimate parent company and parent company of BANA, has issued a guarantee of the performance of Warranty Provider’s obligations under the Warranty Agreement (the “Guarantee”). The Warranty Provider may hedge its risks under the Warranty Agreement with one or more counterparties, including with an affiliate of the Warranty Provider (which may include the calculation agent under the Warranty Agreement). The Warranty Provider is not required to hedge its risk under the Warranty Agreement and may choose not to do so. Whether the Warranty Provider attempts to hedge its risk under the Warranty Agreement or not, it is the entity responsible for making payments to the Fund, if any, under the Warranty Agreement, as guaranteed by Guarantor.

3. The sub-section titled “The Warranty Provider” in the section titled “Additional Information about the Fund” is deleted in its entirety and is replaced with the following:

The Warranty Provider. Main Place Funding, LLC, located at Bank of America Tower, c/o Bank of America Merrill Lynch – Global Equity Linked Products, One Bryant Park, New York, NY 10036, has entered into the Warranty Agreement with the Fund. Main Place Funding, LLC’s principal business is to enter into financial warranty agreements in favor of third parties for a fee. Main Place Funding LLC is an affiliate of Merrill Lynch Bank USA, the former Warranty Provider, and a separately incorporated division of Bank of America N.A. The most recent audited annual and unaudited quarterly financial statements of Main Place Funding, LLC will be filed with Oppenheimer Principal Protected Trust’s Form N-1A Registration Statement when such financial statements become available. When available, you may request a copy of Main Place Funding, LLC’s financial statements, free of charge, by calling the Transfer Agent at the toll-free number listed on the back cover of this SAI.

4. All references to the Warranty Provider’s financial condition or insolvency shall be deemed to also include the financial condition or insolvency of the Guarantor, and all references to the Warranty Provider’s inability to perform its obligations under the Warranty Agreement shall be deemed to also include the inability of the Guarantor to perform its obligations under the Guarantee.

July 8, 2009                                                                                  PX0711.004